Exhibit 10.1

FLUX POWER HOLDINGS, INC., INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of_______________, 2012, by and among Flux Power Holdings, Inc., formerly Lone Pine Holdings, Inc., a Nevada corporation (the “Company”) which has acquired all of the issued and outstanding capital stock and the business of Flux Power, Inc., a California corporation (“Flux Power”), pursuant to a reverse acquisition, and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).

A.           The Company is offering (“Offering”) to selected “accredited investors” up to 8 Units for a purchase price of $500,000 per Unit and an aggregate amount of $4,000,000, subject to the terms, conditions, acknowledgements, representations, and warranties stated herein. Each Unit consists of 1,207,185 shares of common stock of the Company (“Common Shares”) and 241,437 warrants (the “Warrants”), with each warrant entitling the holder to purchase one share of common stock (“Warrant Share”) at an exercise price of $0.41 per share (“Exercise Price”) at any time for a period of up to five (5) years from the issuance date at which time the Warrant will expire. The Units, Common Shares, Warrants and common stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are herein collectively referred to as the “Securities”.

B.           Concurrently with the closing of this Offering, the reverse acquisition of Flux Power will be completed. As a result of the reverse acquisition, Flux Power will become a wholly-owned subsidiary of the Company and Flux Power’s former shareholders will become the majority shareholders of the Company. The Company will continue the business of Flux Power as its only line of business.

C.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of Units, set forth on such Investor’s signature page to this Agreement, for $500,000 per Unit.

D.           The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I
DEFINITIONS

1.          Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

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Exhibit 10.1

“Flux Power” means Flux Power, Inc., a California corporation.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.4.

“Closing Date” means the date and time of the Initial Closing.

“Company” has the meaning set forth in the Preamble.

“Common Shares” has the meaning set forth in the Recitals.

“Common Stock” means common stock of the Company, par value $0.001.

“Disclosure Materials” means the SEC Documents, this Agreement, the Confidential Private Placement Memorandum, provided to the Investors accompanying this Agreement, and the schedules and exhibits thereto.

“Escrow Agent” means Locke Lord LLP.

“Escrow Agreement” means the Escrow Agreement, in substantially the form set forth here in as Exhibit C, between the Company, Escrow Agent and Investors.

“Exchange Act” means the Securities Exchange Act of 1934, as amended. “Investor” has the meaning set forth in the Preamble.

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company or (ii) material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents.

“Registrable Securities” means the Common Shares and the Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Regulation D” has the meaning set forth in the Preamble.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Recitals.

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Share Exchange” means the closing of the acquisition of 100% of the issued and outstanding capital stock of Flux Power by the Company pursuant to the Share Exchange Agreement.

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Exhibit 10.1

“Share Exchange Agreement” means that certain Securities Exchange Agreement, dated as of May 18, 2012, by and among the Company, Flux Power and the shareholders of Flux Power pursuant to which it is contemplated that the Company shall acquire Flux Power pursuant to a reverse acquisition.

“Shares” means shares of the Company’s Common Stock.

“Securities” means the Units, Shares, Warrants and Warrant Shares.

“Super 8-K” means a copy of a substantially final Current Report on Form 8-K that the Company will file with the SEC in connection with the Share Exchange (which Current Report contains, among other information, risk factors concerning the Company and financial statements required to be filed therewith).

“Trading Market” means whichever of the New York Stock Exchange, NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board, or the Pink Sheets, on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, including but not limited to the Investor Suitability Questionnaire and the Warrant Certificate.

“Warrant Certificate” means the warrant certificate in the form attached hereto as “Exhibit B.”

“Warrants” has the meaning set forth in the Recitals.

“Warrant Shares” has the meaning set forth in the Recitals.

ARTICLE II

PURCHASE AND SALE

2.          Offering and Purchase of the Securities.

2.1          Offering. The Company is offering to sell up to 8 Units, for $500,000 per Unit, with each Unit consisting of 1,207,185 shares of Common Stock and 241,437 Warrants. The Offering will be terminated when the Company has sold all of the Units or on June 30, 2012, unless the Offering has not been sooner terminated or extended, subject to the reserved right of the Company to extend the Offering for a period of up to 30 days (the “Termination Date”). The minimum investment in the Units pursuant to the Offering is $500,000, however, the Company reserves the right to accept subscriptions for lesser amounts as well as the right to reject in whole or in part subscriptions received during the Offering.

2.2          Purchase. Each Investor, severally and not jointly, agrees to purchase, and the Company agrees to sell to each Investor, upon the terms and conditions stated in this Agreement, that aggregate number of Units for the purchase price set forth on such Investor’s signature page to this Agreement.

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Exhibit 10.1

(a)          Investor Deliverables. Promptly upon execution of this Agreement, each Investor agrees to deliver to the Company (a) an executed Agreement, (b) a completed Investor Suitability Questionnaire, attached hereto as Exhibit A to the Company (“Investor Suitability Questionnaire”), (c) the Aggregate Purchase Price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to the Escrow Agent pursuant to the instructions set forth in the Escrow Agreement, and (d) an executed Escrow Agreement (collectively, referred to as the Investor Deliverables).

(b)          Company Deliverables. Upon receipt of the Investor Deliverables set forth in Section 2.2 (a), the Company agrees to deliver to each Investor (a) an executed Agreement, and (ii) an executed Escrow Agreement.

2.3          Escrow. The completion of the sale and purchase of the Units is contingent upon the completion and satisfaction of the closing conditions set forth in Section 5. The payment for the Units delivered to the Company by the Investor in connection with the execution of this Agreement shall be held in an escrow account maintained by Locke Lord LLP (“Escrow Agent”) at JP Morgan Chase, under the account name, “Locke Lord Bissell & Liddell IOLTA Trust Account.” The payment will be held in the escrow account which is a non- interest bearing segregated escrow account, subject to the terms and conditions herein, and a separate escrow agreement, the form substantially set forth here in as Exhibit C, by and among the Company, Escrow Agent and the Investors. In the event the Offering is terminated, payment will be returned to the respective Investor without interest or deduction.

2.4          Closing. Subject to the terms and conditions set forth in this Agreement, the initial closing of the purchase and sale of the Unit hereunder is scheduled to take place at the offices of Escrow Agent, 500 Capitol Mall, Suite 1800, Sacramento, CA 95814, as soon as practicable following the satisfaction of the conditions set forth in Section 5(which time and place as designated as the “Initial Closing”). Subject to the terms and conditions set forth in this Agreement, the Company may sell up to the balance of the Units not sold at the Initial Closing to such investors as approved by the Company in its sole and absolute discretion (each a “Subsequent Purchaser”) at a price per share not less than the price per share paid at the Initial Closing, provided, however, that no sales to Subsequent Purchasers may be made after June 30, 2012(the date of any such subsequent closing, together with the Initial Closing, shall be referred to as a “Closing”). Any such sale shall be made upon the same terms and conditions as those set forth herein, and (a) each Subsequent Purchaser shall execute a counterpart signature page and become a party to each of (i) this Agreement, and (ii) the Escrow Agreement, and (b) each Subsequent Purchaser shall be deemed to be an “Investor” for all purposes of this Agreement and shall have the rights and obligations of an Investor hereunder and thereunder. On each of the Closing, the funds for the purchase of the Units shall be released to the Company by the Escrow Agent and the Company shall cause the stock certificate and warrants representing the Units to be issued and delivered to the Investor promptly.

2.5          Closing Deliveries. At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(a)          a Warrant Certificate in substantially the form attached hereto as Exhibit B, issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares equal to that number of Warrant Shares included in the Units purchased by such Investor as set forth on such Investor’s signature page to this Agreement;

(b)          evidence of issuance of a stock certificate representing the number of Common Shares represented by the Units purchased by the Investor, as set forth on such Investor’s signature page to this Agreement;

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Exhibit 10.1

(c)          a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions to be fulfilled by the Company as specified in Section 5.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY

3.          Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors (subject to the qualification that all representations and warranties in this Section 3 as they relate solely to the Company prior to consummation of the Share Exchange) as follows

3.1           Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the Closing, the Company will have the requisite corporate power to issue and sell the Units. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.2           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

3.3           Delivery of SEC Documents; Business. The Company has made available to the Investors through the SEC’s EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Form 10-Q for the quarter ended March 31, 2012, and all other reports filed by the Company pursuant to the Exchange Act since the filing of the Form 10-Q for the quarter ended March 31, 2012, and prior to the date hereof (collectively, the “SEC Documents”). The Company is engaged in all material respects only in the business described in the SEC Documents and the SEC Documents contain a complete and accurate description of the business of the Company in all material respects.

3.4           No Conflict with Other Instruments. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement and the consummation of the actions contemplated by this Agreement will not (a) result in any violation of, be in conflict with, or constitute a material default under, with or without the passage of time or the giving of notice (i) any provision of the Company’s Articles of Incorporation, as amended, or Bylaws, as amended (or similar governing documents) as in effect on the date hereof or the Closing Date; (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company is a party or by which the Company is bound; or (iii) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company is a party or by which the Company or its properties is bound; or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject.

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Exhibit 10.1

3.5           Capitalization. The authorized capital stock of the Company consists of (a) 145,000,000 shares of Common Stock, of which (i) 3,543,671 shares are issued and outstanding as of the date of this Agreement (not taking into account the Share Exchange), and (b) no shares are reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities prior to the date of this Agreement; and (c) 5,000,000 shares of preferred stock, none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. Except as disclosed in the Company SEC Documents and set forth in the Company’s Articles of Incorporation, as amended and contemplated in the Transaction Documents, there are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities.

3.6           Valid Issuance of Securities. The Securities will be duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws and except for those created by the Investors.

3.7           Litigation. Except as set forth in the Company SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company that (a) if adversely determined would reasonably be expected to have a Material Adverse Effect or (b) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into such Agreement and perform its obligations hereunder. The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

3.8           Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

3.9           No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

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Exhibit 10.1

3.10         No Material Changes. Except as disclosed in the Company SEC Documents, and except for the transactions contemplated by this Agreement and the Exchange Agreement, since March 31, 2012, there has not been any material change that has had a Material Adverse Effect.

3.11         Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.12         No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF INVESTORS

4.          Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows

4.1           Organization, Authority. If the Investor is an entity, such Investor is a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Securities hereunder has been, to the extent such Investor is an entity, duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2           Investment Representations. In connection with the sale and issuance of the Securities, the Investor, for itself and no other Investor, makes the following representations:

(a)          Investment for Own Account. The Investor is acquiring the Securities for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person.

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Exhibit 10.1

(b)          SEC Documents; Disclosure Materials. The Investor has received, read and fully understands the SEC Documents and the Disclosure Material. The Investor acknowledges that the Investor is basing its decision to invest in the Securities on the Disclosure Material and the exhibits thereto and has relied only on the information contained in said material and has not relied upon any representations made by any other person. The Investor recognizes that an investment in the Securities involves substantial risks and is fully cognizant of and understands all of the risk factors related to the purchase of the Securities, including but not limited to, those risks set forth in the section of the SEC Documents and Disclosure Materials entitled “RISK FACTORS.”

(c)          Investor Status. At the time such Investor was offered the Securities, it was, at the date hereof it is, and on the date which it exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.

(d)          Representations and Reliance. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein and in the Investor Suitability Questionnaire to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities. All information which the Investor has provided to the Company, including but not limited to all information given herein and in the Investor Suitability Questionnaire or otherwise, concerning itself, investor status, address, residence, financial position and knowledge and experience of financial and business matters are correct and complete, and that if there should be any material change in such information the Investor will immediately provide the Company with such information. The Investor will promptly notify the Company of any material fact or circumstance that would cause any of the foregoing representations to be untrue, incomplete, or misleading.

(e)          Restricted Securities. The Investor understands that the Securities the Investor is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor also acknowledges that the Company is a “shell company” (as defined in Rule 12b-2 under the Exchange Act) and as such the Investor understands Rule 144 is not currently available for the sale of the Securities and may never be so available.

(f)          Transfer Restrictions; Legends. The Investor understands that (i) the Securities have not been registered under the Securities Act; (ii) the Securities are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Investors in this Agreement, and that the Securities must be held by the Investor indefinitely, and that the Investor must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; and (iii) each Certificate representing the Securities will be endorsed with a legend substantially in the following form until the earlier of (1) such date as the Securities have been registered for resale by the Investor or (2) the date the Securities are eligible for sale under Rule 144.

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Exhibit 10.1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES

ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(g)          No Public Market. The Investor understands and acknowledges that although the Company is currently traded on the OTCQB, no public market now exists for any of the Securities and that the Company has made no assurances that a public market will ever exist for the Securities.

(h)          No Transfer. The Investor covenants not to dispose of any of the Securities other than in conjunction with an effective registration statement under the Securities Act or in compliance with Rule 144 or pursuant to another exemption from registration or to an entity affiliated with the Investor and other than in compliance with the applicable securities regulations laws of any state.

(i)          Investment Experience. Investor acknowledges that the Investor is able to bear the economic risk of the Investor’s investment, including the complete loss thereof. The Investor has a preexisting personal or business relationship with the Company or one or more of its officers, directors or other persons in control of the Company, and the Investor has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

(j)          Financial Sophistication; Due Diligence. The Investor has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. Such Investor has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties contained herein and the information contained in the Company’s SEC Documents. Further, the Investor has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Investor considers necessary in order to form an investment decision.

(k)          General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement. Prior to the time that the Investor was first contacted by the Company or either of the Agents such Investor had a pre-existing and substantial relationship with the Company or one of the Agents. The Investor will not issue any press release or other public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company. Other than to other parties to this Agreement, the Investor has maintained and will continue to maintain the confidentiality of all disclosures made to Investor in connection with this transaction, including the existence and terms of this transaction.

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Exhibit 10.1

4.3           No Investment, Tax or Legal Advice. Each Investor understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.4           Disclosure of Information. Each Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities. Each Investor has reviewed the documents publicly filed by the Company with the SEC and has read and understands the risk factors disclosed therein. Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Each Investor is solely responsible for conducting its own due diligence investigation of the Company.

4.5           Additional Acknowledgement. Each Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person. Each Investor acknowledges that, if such Investor is a client of a investment advisor registered with the SEC, such Investor has relied on such investment advisor in making its decision to purchase Securities pursuant hereto.

4.6           No Short Position As of the date hereof, and from the date hereof through the date of the Closing, each Investor acknowledges and agrees that it does not and will not (between the date hereof and the date of the Closing) engage in any short sale of the Company’s voting stock or any other type of hedging transaction involving the Company’s securities (including, without limitation, depositing shares of the Company’s securities with a brokerage firm where such securities are made available by the broker to other customers of the firm for purposes of hedging or short selling the Company’s securities).

ARTICLE V

CONDITIONS

5.          Conditions Precedent to Obligations Closing.

5.1           Conditions Precedent to Obligations of Investors. Each Investor’s obligation to purchase the Units at the Closing is subject to the fulfillment to that Investor’s reasonable satisfaction, on or prior to such Closing, of all of the following conditions, any of which may be waived by the Investor:

(a)          Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing.

(b)          Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to the Investor, and counsel to the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

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Exhibit 10.1

(c)          Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have a Material Adverse Effect.

(d)          Closing Deliveries. The Company shall have delivered the items set forth in Section 2.5 of this Agreement.

(e)          Closing of the Share Exchange. The Share Exchange shall have occurred.

5.2          Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Units at the Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

(a)          Representations and Warranties True. The representations and warranties made by the Investors in Section 4 shall be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of said date.

(b)          Performance of Obligations. The Investors shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing. The Investors shall have delivered the Purchase Price, by wire transfer, to the account designated by the Company for such purpose.

(c)          Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have a Material Adverse Effect.

ARTICLE VI

ADDITIONAL COVENANTS

6.          Additional Covenants.

6.1           Confidential Information. Each Investor covenants that it will maintain in confidence the receipt and content of any information provided in connection with this Agreement until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 6.1, the Investor will give the Company at least 15 days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and the Investor will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to ensure that confidential treatment will be accorded any non-public information so furnished; provided, further, that notwithstanding each Investor’s agreement to keep such information confidential, each Investor makes no such acknowledgement that any such information is material, non-public information.

11

Exhibit 10.1

6.2           Transfer Restrictions. The Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or at such time that the Securities may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. The Investors agree to the imprinting of the the restrictive legend in substantially the form set forth in Section 4.2(f).

6.3           Piggyback Registrations. The Common Shares and Warrant Shares purchased hereunder shall have piggyback registration rights. The Company shall notify all Investors who hold Registrable Securities in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), and will afford each such Investor an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Investor.

(a)          Participation. Each Investor desiring to include in any such registration statement all or any part of the Registrable Securities held by such Investor shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Investor wishes to include in such registration statement. If a Investor decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)          Underwriting. If a registration statement under which the Company gives notice under this Section 6.3 is for an underwritten offering, then the Company shall so advise the Investors of Registrable Securities. In such event, the right of any such Investor’s Registrable Securities to be included in a registration pursuant to this Section 6.3 shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities in the underwriting to the extent provided herein. All Investors proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and then second to Investors requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Investor has requested to be included in the registration. If any Investor disapproves of the terms of any such underwriting, such Investor may elect to withdraw therefrom by written notice, given in accordance with Section 7.7 hereof, to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Investor that is a partnership, corporation or limited liability company, the partners, retired partners, stockholders and members of such Investor, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons (“Affiliates”) shall be deemed to be a single “Investor” and any pro rata reduction with respect to such “Purchase” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Investor” as defined in this sentence.

12

Exhibit 10.1

6.4           Cutbacks. Notwithstanding anything to the contrary in this Section 6, if the Company is required by the SEC to cutback the number of securities being registered in the registration statement pursuant to Rule 415 under the Securities Act, then the Company shall reduce the Registrable Securities pro rata. Notwithstanding anything to the contrary contained in this Section 6, if the Company receives comments from the SEC with respect to the registration statement, and following discussions with and responses to the SEC in which the Company uses its commercially reasonable efforts to cause as many Registrable Securities for as many Investors as possible to be included in the registration statement filed pursuant to Section 6 without characterizing any Investor as an underwriter, the Company is unable to cause the inclusion of all Registrable Securities in such registration statement, then the Company may, following not less than one business day prior written notice to the Investors, (i) remove from the registration statement Registrable Securities (the “Cut Back Shares”) in accordance with the terms of this Section 6.4 and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the SEC may require in order for the SEC to allow such registration statement to become effective (collectively, the “SEC Restrictions”). Unless the SEC Restrictions otherwise require, any cutback imposed pursuant to this Section 6.4 shall be allocated among the Registrable Securities of the Investors on a pro rata basis.

6.5           Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 6 that the selling Investors shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities (“Selling Stockholder Information”) as shall be required to timely effect the registration of their Registrable Securities. The Company shall not be required to include the Registrable Securities of an Investor in a registration statement if such Investor who fails to furnish to the Company the Selling Stockholder Information at least five (5) business days prior to the filing of the registration statement.

6.6           Delay of Registration. No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

6.7           Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Section 6 with respect to any Registrable Securities proposed to be sold by an Investor in a registration pursuant to Section 6 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by an Investor may be sold without registration under Rule 144.

13

Exhibit 10.1

6.8          Expenses. All fees and expenses incident to the performance of or compliance with the registration pursuant to this Section 6 shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a registration statement filed pursuant to this Section 6. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the registration statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6.9          Indemnification. In the event the Registrable Securities of an Investor are included in a registration statement:

(a)          The Company agrees to indemnify and hold harmless each Investor, its executive officers and directors and each person, if any, who controls that Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (“Selling Stockholder”) from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the registration statement, or (ii) any material inaccuracy in the representations and warranties of the Company contained in this Agreement or the material failure of the Company to perform its obligations hereunder, and the Company will reimburse such Selling Stockholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such registration statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the registration statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

(b)          Each Investor severally (as to itself), and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any material failure by that Investor to comply with the covenants and agreements contained herein or (ii) any untrue statement of a material fact contained in the registration statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of that Investor specifically for use in preparation of the registration statement, and that Investor will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

14

Exhibit 10.1

(c)          Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.9, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.9 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.9. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)          If the indemnification provided for in this Section 6.9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the liable Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the liable Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

15

Exhibit 10.1

(e)          The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the registration statement as required by the Securities Act and the Exchange Act.

6.10        Information Available. So long as the registration statement is effective covering the resale of Registrable Securities owned by an Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system or any successor thereto) to each Investor:

(a)          as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants, the Independent Accountant or a firm of certified public accounts with a standing reputation substantially the same as that of the Independent Accountant) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)          upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.10 as filed with the SEC and all other information that is made available to stockholders; and

(c)          upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses.

6.11        Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned by an Investor to a party that acquires, other than pursuant to the registration statement or Rule 144, any of the Registrable Securities originally issued to such Investor pursuant to this Agreement (or any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such Registrable Securities), or to any affiliate of an Investor that acquires any Registrable Securities. Any such permitted assignee shall have all the rights of such Investor under this Section 6 with respect to the Registrable Securities transferred.

16

Exhibit 10.1

ARTICLE VII
MISCELLANEOUS

7.          Miscellaneous.

7.1           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the choice of law provisions thereof, and the federal laws of the United States.

7.2           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

7.3           Entire Agreement. This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.4           Severability. In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5           Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Investors holding Common Shares purchased hereunder that constitute at least a majority of the Common Shares then held by the Investors. Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any holder of any Securities purchased under this Agreement, each future holder of all such securities, and the Company.

7.6           Fees and Expenses. Except as otherwise set forth herein, the Company and the Investors shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby. Each party hereby agrees to indemnify and to hold harmless of and from any liability the other party for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

7.7           Notices. All notices and other communications given or made pursuant to this Warrant Certificate shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the address indicated for such party in the Purchase Agreement, or at such other address as such party may designate by 10 days advance written notice to the other party given in the foregoing manner :

17

Exhibit 10.1

if to the Company, to:

Lone Pine Holdings, Inc.

40 Wall Street 58th Floor,

New York, New York 10005

Tel: 212-509-1700

Attn: President

with a copy to:

Flux Power, Inc.

2240 Auto Park Way

Escondido, California 92029

Fax (760) 741-3535

Attn: President

if to the Investor, at its address on the signature page to this Agreement.

7.8           Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by any of the Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.9           Counterparts. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.10         Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGE FOLLOWS]

18

Exhibit 10.1

Company Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FLUX POWER HOLDINGS, INC.
(formerly, LONE PINE HOLDINGS, INC.)

By:

Name:

Title:

Exhibit 10.1

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement (the “Purchase Agreement”) by and among Lone Pine Holdings, Inc. and the Investors (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:
Name
Title:

Address:

State of Principal Residence:

State of Incorporation/Organization:

EIN/Social Security Number:

Telephone No.:

Facsimile No.:

Email Address:

Number of Units:

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions: